Exhibit 99.1
Holly Corporation Company Update Fall 2007

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our Mission: Our mission is to be a premier U.S. petroleum refining and wholesale marketing company as measured by superior financial performance and sustainable, profitable growth. We seek to accomplish this by operating safely, reliably and in an environmentally responsible manner, effectively and efficiently operating our existing assets, offering superior products and services, and growing organically and through strategic acquisitions. We strive to outperform our competition due to the quality and development of our people and our assets. We endeavor to maintain an inclusive and stimulating work environment that enables each employee to fully contribute to and participate in the Company's success.

Our Values: Health & Safety: We put health and safety first. We conduct our business with high regard for the health and safety of our employees, contractors, and neighboring communities. We continuously strive to raise the bar, guided by our stringent health and safety performance standards. Environmental Stewardship: We care about the environment. We are committed to minimizing environmental impacts by reducing wastes, emissions, and other releases. We understand that it is a privilege to conduct our business in the communities where we operate. Corporate Citizenship: We obey the law. We are committed to promoting sustainable social and economic benefits wherever we operate. Honesty & Respect: We tell the truth and respect others. We uphold high standards of business ethics and integrity, enforce strict principles of corporate governance, and support transparency in all our operations. One of our greatest assets is our reputation for acting ethically in the interests of employees, shareholders, customers, business partners, and the communities where we operate. Continuous Improvement: We must continually improve. Innovation and high-performance are our way of life. Our culture creates a fulfilling environment which enables employees to reach their full potential. We believe a positive attitude toward constructive change is essential.

Holly Corporation (NYSE: HOC) Overview Independent refiner in Southwest / Rocky Mountain states 2 refineries: New Mexico & Utah 109,000 barrels a day of refining capacity Wholesale marketer supplying West Texas, Arizona, New Mexico, Colorado, Utah, Nevada, Idaho & Washington In 2004 formed a publicly traded Master Limited Partnership--Holly Energy Partners, L.P. (NYSE: HEP)--with pipeline & terminal assets that support refining operations Currently own a 45% interest (including the general partner interest) in HEP, with a market value over $300 million

Asset Location / Business Footprint Holly Corporation: Holly's refineries operate in the high margin & high growth Southwest & Rockies markets 109,000 bpd of refining capacity All refineries directly connected to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas & Southeast New Mexico for Navajo Refinery Holly Energy Partners: Over 1,700 miles of product pipelines 11 Terminals in 5 states (3 terminals co-owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Holly Strengths Over 35 years in the refining business Operates in high-growth, high-margin Southwest & Rocky Mountain regions Consistently profitable: never had a loss year in the refining business Management team with an average of over 25 years of industry experience Industry leading return on capital Conservative balance sheet / capital structure Focused on refining asset growth Focused on growing shareholder value

Holly Strength: Industry Leading Profitability Latest 12 Months1 5-Year Average2 Well positioned financially to support continued growth and success 1Four quarters ended 6/30/07 2Five years ended 12/31/06

Holly Strength: Conservative Balance Sheet Latest 12 Months1 5-Year Average2 1Four quarters ended 6/30/07 2Five years ended 12/31/06 Well positioned financially to support continued growth and success

Navajo / Woods Cross Refinery Crude Processing Capacity 1969 Early 1980's Early 1990's 2003 Wood Cross Acquisiton 2006-07 CURRENT TOTAL NRC Planned Expansion Woods Cross Planned PLANNED TOTAL East 0 16 30 65 75 101 0 111 126 0 West 16 14 35 10 26 10 111 15 5 131 0 16k bpd 15k bpd 30k bpd 14k bpd 10k bpd* *Interim Navajo Refinery expansion in 2006 to 83,000 bpd; full expansion of Navajo Refinery to 85,000 bpd scheduled for completion in 2008. 26k bpd 111k bpd* 15k bpd 131k bpd 5k bpd Present: Up 70% since early 1990's Future: Up 18% by 2009

Capital Spending Plan - Elements of both Offense & Defense: Expanding refining capacity 19% by 2009 --from 109,000 bpd to 131,000 bpd Increasing cost-advantaged crude mix by over 37% by 2010* --from 5,000 bpd to 55,000 bpd All projects to take advantage of growing markets in the Southwest and the Rockies *Timing contingent on pipeline to transport Canadian and other foreign crudes

Navajo Refinery:
--Expansion and Feedstock Flexibility

Project Summary:

- Overall project expected to be completed in two phases.
  - Phase I: Expand crude capacity to approximately 100,000 bpd (Q1 '09)

    Revamp existing crude unit, new gas oil hydrocracker, new hydrogen plant

    - Increases crude thruput capabilities 15,000 bpd
    - Increases low-cost feedstock upgrading capability by 7,000 bpd
  - Phase II: Ability to capture light/heavy crude differentials on up to 40,000 bpd of throughput (2010*)

    Revamp second existing crude unit, new solvent de-asphalter

    Requires pipeline access between Cushing, OK and Holly's facilities
- Significant benefit from recently enacted tax credits

	Full Project	Expansion	Heavy-Up
Projected cost:	$225	$164	$61
Estimated completion:		Q1 2009	2010*
Pro Forma EBITDA ('03-'05 Prices):	$126	$74	$52
Pro Forma EBITDA (2006 Prices):	$275	$139	$136

HOLLY

*Timing contingent on pipeline to transport Canadian and other foreign crudes

Board approved 2/9/07 (including components approved 12/8/06)

12

Woods Cross Refinery: --Expansion and Feedstock Flexibility Project Summary: Expand refinery by 19% to 31,000 bpd Install new gas oil hydrocracker, add Black Wax desalter, and expand sulfur recovery capacity Feed stock flexibility to process up to 15,000 bpd of Black Wax or 10,000 bpd Black Wax & 5,000 bpd of heavy Canadian crude - 50% low-cost crude capabilities Crude P/L infrastructure to be in place by refinery project start up Pre-investment for future expansion & optionality to run more heavy Canadian crude and/or Black Wax crudes Significant benefit from recently enacted tax credits Projected cost: $100 million Estimated completion: 4th quarter 2008 Pro Forma EBITDA ('03-'05 Prices): $31 million Pro Forma EBITDA (2006 Prices): $57 million Board approved 12/8/06

UNEV Pipeline: --Salt Lake City to Las Vegas Project Summary: 400 mile 12" pipeline Initial capacity approximately 60,000 bpd, expandable to approximately 120,000 bpd 2 Terminal locations: North Las Vegas and Cedar City, UT 180-day option to purchase1 is planned to be granted to Holly Energy Partners for Holly's ownership. Price to be construction cost plus 7% interest per annum Projected cost: $300 million Estimated completion: 4th quarter 2008 Pro Forma volume at start up: 25,000-30,000 bpd Pro Forma EBITDA at start up: $25-30 million 1at completion of project

Projected Capital Expenditures by Year Capital Projects: 2007 2008 2009 Total NRC expansion and feedstock flexibility 80 100 45 225 Phase I - Expansion 75 80 9 164 Phase II - Feedstock Flexibility 5 20 36 61 WX expansion and feedstock flexibility 40 50 10 100 Sulfur recovery unit at NRC 14 10 --- 24 Small payout projects 20 20 20 60 Sustaining capital & turnaround 25 50 25 100 UNEV pipeline* 20 185 20 225 Total 199 415 120 734 Estimates: (in millions) *Capital spending assumes 75% ownership interest, w/ 25% joint venture partner

Capital Projects Impact on Pro Forma Annual EBITDA (full year) Major Capital Projects Total Cost '03-'05 Prices '06 Prices NRC expansion and feedstock flexibility: $225 $126 $275 Phase I -- Expansion $164 $74 $139 Phase II - Feedstock Flexibility $61 $52 $136 WX expansion and feedstock flexibility $100 $31 $57 Total $325 $157 $332 Estimates: (in millions) Pro Forma EBITDA

Holly Outlook

HOLLY EBITDA - Estimated Additions from Capital Projects 2003 2004 2005 2006 East 112.3 178.1 302 414 Using '03-'05 Avg. Prices: 2008 2009 2010* NRC expansion and feedstock flexibility Phase I --- 74 74 Phase II --- --- 52 WX expansion and feedstock flexibility 8 31 31 8 105 157 HOC Historical EBITDA ($mm): Estimated EBITDA Additions from Projects ($mm): Using '06 Prices: 2008 2009 2010* NRC expansion and feedstock flexibility Phase I --- 139 139 Phase II --- --- 136 WX expansion and feedstock flexibility 14 57 57 14 196 332 *Timing contingent on pipeline to transport Canadian and other foreign crudes 35

Cash Flow Summary - 2006 Beginning Cash (12/31/05) Cash from Ops Proceeds from sale of Montana refinery Stock Buyback Capex Dividends Other net positive cash flow Ending Cash (12/31/06) 255 245 49 175 120 15 17 256 $Millions Note: Cash includes cash and marketable securities.

Cash Flow Summary - YTD thru June 2007 ($ in Millions) YE 2006 Ops Cash Dist fr HEP Stock Buyback Capex Dividends Other Ending Cash 06/30/07 Note: Cash includes marketable securities. 12/31/2006 Cash from Operations HEP Distribution Stock Buyback Capex Dividends Other 06/30/2007

Holly Financial Strength Highlights Cash balance as of 6/30/07*: $411 million No debt Stock repurchase program Total of $500 million authorized to repurchase Thus far have repurchased 10.3 million shares for a total of $350 million Average cost of repurchases: $34.10 / share Strong base from which to fund future growth *Cash balance includes cash, cash equivalents & marketable securities. (Marketable securities are conservative, highly rated debt instruments issued by financial institutions & government & municipal entities, with strong credit standings.)

Holly Opportunities: Expanded Footprint in Southwest / Rocky Mountain States Longhorn Current:1 109,000 bpd of refining capacity Operate in the high margin & high growth Southwest & Rockies markets Can process approx. 80,000 bpd of price advantaged crude feedstock Future: 131,000 bpd of refining capacity2 Can process approx. 120,000 bpd of price advantaged crude feedstock2 Las Vegas added to high growth markets 1 With projects completed in June '06 2 With projects approved and under way

Strong management team Strong financial fundamentals Strong industry fundamentals Favorable comparison to peer group metrics Operates in high margin, high growth markets Demonstrated growth ability Capital initiatives to continue growth in place Industry leading return on capital Concluding remarks

Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell, VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com

Appendix

Holly Corporation (NYSE: HOC) Overview Noted by Forbes* magazine as #1 in the Oil & Gas Sector for earnings per share growth - averaging over 52% per year in each of the last 5 years (2002- 2006) *Forbes: "America's Best Big Companies", January 8, 2007

Project Changes: From initial consideration to current plan April 2006 August 2007 Navajo Refinery: CAPEX $240MM $225MM Crude rate 100K BPD 100K BPD Light/Heavy Diff. Capture 20K BPD 40K BPD Timing 3rd Q 2008 Q1 2009 (Phase I) 2010 (Phase II)* Scope: New Crude Unit 30K BPD Rose Unit Revamp Crude Units 20K BPD Rose Unit EBITDA: Pro-forma ('03-'05 prices) $80MM $126MM Pro-forma (2005 prices) $101MM $227MM Pro-forma (2006 prices) $275MM Advantages of scope changes: Reduces cost on revamp vs. new crude unit build Reduces ROSE cost/capacity by better utilizing existing vacuum units Doubles heavy crude processing capabilities by leveraging Holly's high value PG grade asphalt marketing operation Stages projects to control costs and timelines *Timing contingent on pipeline to receive Canadian and other foreign crudes

Project Changes: From initial consideration to current plan April 2006 August 2007 Woods Cross Refinery: CAPEX $60MM $100MM Crude rate 30K BPD 31K BPD Canadian Crude 20K BPD 5K BPD Black Wax Crude 0K BPD 10K BPD Timing 3rd Q 2008 4th Q 2008 Scope: Gas Oil Hydrotreating Expand SDA & Crude Unit Gas Oil Hydrocracking Black Wax Crude Desalting EBITDA: Pro-forma ('03-'05 prices) $48MM $31MM Pro-forma (2005 prices) $55MM $42MM Pro-forma (2006 prices) $57MM Advantages of scope changes: Allows arbitrage between black wax & heavy Canadian crude to maximize earnings Hydrocracker vs. hydrotreater provides lower cost further expansions & crude flexibility enhancement Hydrocracker vs. hydrotreater improves high value yields

Tax Benefits American Jobs Creation Act of 2004: Created tax incentives for small refiners to produce ULSD Provides immediate deduction of 75% of certain capital costs Provides a tax credit based on ULSD production up to 25% of these costs Energy Policy Act of 2005: Provides an election to expense 50% of refinery capacity expansion costs when assets placed in service Expected benefits to Holly: Base tax rate of 39% will be reduced by est. tax credit of approx.$15 million in 2007

Sulfur Credits Benefit Benefits to Holly: Can use as needed in future years. Can monetize if not used internally. In 2006, Holly sold 99,681 credits for a total of approximately $16 million In 2007, Holly has sold 50,000 credits for approximately $8 million Credit Generation: Compliance with Low Sulfur gasoline for small refiners, including Holly, not required until the end 2010. Holly installed a hydrotreater at the Navajo refinery in 2003, thereby lowering the sulfur content of its gasoline below the '"small refiner standard". Holly elected to produce 95+% ULSD and increased its gasoline sulfur baseline by 20%. Since 2004, Holly has generated sulfur credits that have value. At the end of 2005 Holly had approximately 160,000 credits. Holly expects to generate at least 70,000 credits annually through 2010; approximately 88,000 credits generated in 2006

NRC Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.9 5.21 7.33 6.46 4.92 5.48 5.79 5.73 5.1 6.64 6.2 3.41 West 1.67 3.99 4.05 8.09 10.88 6.41 4.02 4.5 3.77 2.04 1.59 2.07 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 3.63 1.27 7.47 7.48 8.97 11.1 13.42 4.39 13.89 14.33 3.52 6.02 nrc gm 12.55 14.38 22.8 26.84 28.86 26.86 14.5 gc 321 5.140736119 4.852614629 7.55568838 9.773155201 8.380507863 7.915506163 8.606853762 8.072277558 9.805906551 7.501067985 4.839363855 4.638977456 2005 gm 5.67 9.59 11.34 17.37 15.9 13.28 10.69 14.82 22.96 23.21 10.9 9.26 05 gc 321 2006 gm 9.4 9.3 19.05 22.23 24.97 23.19 23.43 14.66 10.95 10.65 11.51 11.7 Rev bud Bud 06 Red bars represent '02-'06 5-yr. high & low gross margin range. Median of that range is depicted in blue. NRC '05 GM - black dotted line NRC '06 GM - black solid line NRC '07 GM - bold black line GC 5-Yr. Avg 3-2-1 margin- maroon line July 2007 margin is estimated margin noted on Q2 earnings conference call

Woods Cross Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East -1.09 1.21 5.65 4.32 6.98 2.33 2.87 3.93 -0.67 -0.95 4.97 0.57 West 2.32 2.01 2.74 8.68 5.88 1.93 4.82 4.09 10.38 5.44 2.56 4.08 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.97 9.57 5.61 2.8 8.63 17.42 7.97 21.99 14.65 18.48 8.28 10.95 wx gm 14.18 10.25 18.82 28.4 33.43 31.8 20 gc 321 5.140736119 4.852614629 7.55568838 9.773155201 8.380507863 7.915506163 8.606853762 8.072277558 9.805906551 7.501067985 4.839363855 4.638977456 2005 GM -1.09 4.35 6.05 15.1 13.85 2.33 8.4 8.12 24.56 23.17 8.45 5.07 05 gc 321 2006 gm 1.01 12.98 14.19 15.99 21.68 21.88 15.86 30.21 20.02 13.06 16.01 15.8 Rev bud 06 Bud Red bars represent '02-'06 5-yr. high & low gross margin range. Median of that range is depicted in blue. WX '05 GM - black dotted line WX '06 GM - black solid line WX '07 GM - bold black line GC 5-Yr. Avg 3-2-1 margin- maroon line July 2007 margin is estimated margin noted on Q2 earnings conference call

Definitions BPD: the number of barrels per day of crude oil or petroleum products. Catalytic reforming: a refinery process which uses a precious metal (such as platinum) based catalyst to convert low octane naphtha fractionated directly from crude oil to high octane gasoline blendstock and hydrogen. The hydrogen produced from the reforming process is used to desulfurize other refinery oils and is the main source of hydrogen for the refinery. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. Pro Forma EBITDA ('03-'05 Prices): 2003-2005 actual trailing prices and/or margins applied to expected current and/or future production. Pro Forma EBITDA (2006 Prices): 2006 actual trailing prices and/or margins applied to expected current and/or future production. Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. Hydrodesulfurization: a refinery process to remove sulfur and nitrogen compounds from oil in the presence of hydrogen and a catalyst at relatively high temperatures.

Definitions LSG: gasoline that contains less than 30 PPM of total sulfur. MMSCFD: million standard cubic feet per day. PPM: parts-per-million. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. SRU or sulfur recovery unit: a refinery unit which converts hydrogen sulfide to elemental sulfur Sulfur credit: one sulfur credit is generated for every million gallons produced that are on average one PPM below the refinery's allowed sulfur PPM limit. ULSD or ultra low sulfur diesel: diesel fuel that contains less than 15 PPM of total sulfur. When we use Pro Forma EBITDA in this presentation, we have adjusted EBITDA by applying actual trailing prices and/or margins for the indicated periods to expected current and/or future levels of production for the indicated periods. EBITDA or Pro Forma EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Our EBITDA measures are not necessarily comparable to similarly titled measures of other companies. EBITDA measures are presented here because EBITDA is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliations to Amounts Reported under Generally Accepted Accounting Principles" following Item 7A of Part II of Holly's 2006 10-K filed March 1, 2007.